Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SportsNuts, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Kenneth I. Denos, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date as of August 14, 2006
                                      By       /s/ Kenneth I. Denos
                                        ---------------------------------
                                        Kenneth I. Denos
                                        Chief Executive Officer and
                                        Chief Financial Officer